UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2019

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts		01752-1234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On November 5, 2019, Boston Scientific Corporation (the “Company”) announced the early results and pricing of its previously announced cash tender offer (the “Tender Offer”) for up to $1.0 billion combined aggregate principal amount of its outstanding 4.125% Senior Notes due 2023, 4.000% Senior Notes due 2028, 3.850% Senior Notes due 2025 and 3.375% Senior Notes due 2022 (collectively, the “Securities”). The Tender Offer is being made exclusively pursuant to an offer to purchase dated October 22, 2019, which sets forth the terms and conditions of the Tender Offer. Consummation of the Tender Offer is subject to satisfaction of a financing condition.

In addition, on November 6, 2019, the Company announced the pricing of a public offering of €900,000,000 in aggregate principal amount of 0.625% notes due 2027, under the Company’s shelf registration statement (the “Offering”). The Company expects the Offering to close on November 12, 2019, subject to customary closing conditions. The Company intends to use the net proceeds from the Offering to (i) fund the Tender Offer and (ii) pay accrued and unpaid interest, premiums, fees and expenses in connection with the Tender Offer. The Company intends to use any remaining proceeds for repayment of other indebtedness and general corporate purposes.

Copies of the Company’s press releases announcing the early results of the Tender Offer, pricing of the Tender Offer and pricing of the Offering are attached to this Current Report on Form 8-K as Exhibit 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1, 99.2, and 99.3 are for informational purposes only and do not constitute an offer to purchase the Securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.

99.1	Press Release issued by Boston Scientific Corporation, dated November 5, 2019, announcing the early results of the Tender Offer.
99.2	Press Release issued by Boston Scientific Corporation, dated November 5, 2019, announcing the pricing of the Tender Offer.
99.3	Press Release issued by Boston Scientific Corporation, dated November 6, 2019, announcing the pricing of the Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: November 6, 2019	By:	/s/ Vance R. Brown
Vance R. Brown Vice President and Chief Corporate Counsel